UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2008

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01.  Other Events

On October 3, 2008, Harleysville National Corporation (the “Corporation”) announced that on September 25, 2008, its wholly-owned subsidiary, The Harleysville National Bank and Trust Company (the “Bank”), received approval from the Office of the Comptroller of the Currency to acquire Willow Financial Bank, the wholly-owned subsidiary of Willow Financial Bancorp, Inc. through the merger of Willow Financial Bank with and into the Bank.  The Office of Thrift Supervision has also not objected to the transaction.  The Corporation expects to receive the approvals from the Federal Reserve Board and the Pennsylvania Department of Banking by the end of October to acquire Willow Financial Bancorp, Inc. in a previously announced transaction.  The Corporation expects to close the transaction by early December 2008.

A press release dated as of October 3, 2008 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: October 3, 2008	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release.